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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 18, 1996

                         POLYDEX PHARMACEUTICALS LIMITED
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               (Exact Name of Registrant as Specified in Charter)

Commonwealth of the Bahamas         1-8366                    None
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      (State or other             (Commission              (IRS Employer
      jurisdiction of             File Number)           Identification No.)
      incorporation)

421 Comstock Road, Scarborough, Ontario, Canada M1L 2H5
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(Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code (416) 755-2231
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                N/A
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(Former name or former address, if changed since last report.)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)      Previous Independent Accountant

         The Registrant previously reported the declination to stand for re-election of its former independent accountants, KPMG Peat Marwick Thorne, on Forms 8-K dated March 7, 1996 and April 30, 1996.

(b)      New Independent Accountants

         On December 18, 1996, the Registrant engaged Ernst & Young LLP as its new independent accountants to audit the Registrant's financial statements for the fiscal year ended January 31, 1997. During the fiscal years ended January 31, 1995 and January 31, 1996 and the subsequent interim period through December 18, 1996, the Registrant has not consulted with Ernst & Young LLP regarding either (1) the application of accounting principles to a specified completed or proposed transaction, or the type of opinion that might be rendered on the Registrant's financial statements or (2) any matter that was either the subject of a disagreement or reportable event.

         The Registrant's Board of Directors approved the decision to engage Ernst & Young LLP.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 2, 1997

                                  POLYDEX PHARMACEUTICALS LIMITED
                                  (Registrant)

                                   By \s\George Usher
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                                      George Usher, President and Chief
                                      Operating Officer